                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A

                               (Amendment No.1)



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                                 JULY 1, 1999
                                 ------------
               Date of Report (Date of earliest event reported)


                           ANTHONY CRANE RENTAL L.P.
                           -------------------------
            (Exact name of registrant as specified in its charter)

                                 PENNSYLVANIA
                                 ------------
        (State or other jurisdiction of incorporation or organization)


                                                     25-1739175
                                                     ----------
(Commission file number)                   (IRS Employer Identification No.)



                             1165 CAMP HOLLOW ROAD
                            WEST MIFFLIN, PA  15122
                            -----------------------
                   (Address of principal executive offices)


                                (412) 469-3700
                                --------------
             (Registrant's telephone number, including area code)


                                      N/A
                                      ---
        (Former name or former address, if changed since last report)
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The following amends and restates in its entirety, Item 7 of Anthony Crane
Rental, L.P.'s (the "Company") Form 8-K dated July 1, 1999 and filed on July 15, 1999 (the "Form 8-K") pursuant to which the Company announced the acquisition of substantially all assets and assumption of substantially all liabilities and obligations relating to the operations of Carlisle Construction Co., Inc. and its subsidiaries ("Carlisle").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired

          Audited financial statements of Carlisle as of and for the years ended December 31, 1998 and 1997 and the nine-month period ended December 31, 1996 and the independent auditors' report thereon, are attached hereto as Exhibit 99.1.

          Unaudited condensed interim financial statements of Carlisle as of June 30, 1999 and for the six months ended June 30, 1999 and 1998 are attached hereto as Exhibit 99.2.

     (b)  Pro forma financial information

          Pro forma consolidated financial information giving effect to the Carlisle acquisition is attached hereto as Exhibit 99.3

     (c)  Exhibits

          The exhibits listed below are filed herewith except as indicated.

          2.01 Asset Purchase Agreement by and among Carlisle Equipment Group, L.P., the Sellers Listed on the Schedule Of Sellers and the Current Owners and the Other Parties Set Forth Herein, dated June 30, 1999, previously filed.

          99.1 Audited financial statements of Carlisle as of and for the years ended December 31, 1998 and 1997 and the nine-month period ended December 31, 1996, and the independent auditor's report thereon, filed herewith.

          99.2 Unaudited condensed interim financial statements of Carlisle as of June 30, 1999 and for the six months ended June 30, 1999 and 1998, filed herewith.

          99.3  Pro forma financial information filed herewith.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                             ANTHONY CRANE RENTAL, L.P.

                                   /s/ David W. Mahokey
Date:  September 13, 1999    By:----------------------------------------
                                   David W. Mahokey
                                   President and Chief Operating Officer